SURGICAL TECHNOLOGIES, INC.

                           NONQUALIFIED STOCK OPTION

              IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT.  THIS
          ORIGINAL NONQUALIFIED STOCK OPTION MUST BE DELIVERED TO THE
                 COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.

     THIS NONQUALIFIED STOCK OPTION (this "Option") is granted effective the
      day of           , 1996, by SURGICAL TECHNOLOGIES, INC., a Utah
corporation (the "Company"), to TODD B. CROSLAND ("Optionee").

     1. Grant of Option. The Company hereby irrevocably grants to Optionee, under the terms of the Company's Long-Term Stock Incentive Plan, the right and option to purchase all or any part of an aggregate of 265,000 shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") on the terms and conditions hereinafter set forth.

     2. Exercise Price. The exercise price of this Option shall be $2.00 per Share of Common Stock (the "Exercise Price").

     3. Term of Option. Subject to the other provisions of this Option, this Option may be exercised, in whole or in part, at any time prior to or on the date that is five years subsequent to the date of this Option; provided that, if at any time during the term of this Option the average of the closing bid prices for the Common Stock, as reported by Nasdaq NMS, or if the Common Stock is no longer traded primarily on Nasdaq NMS, as reported by such other market on which the Common Stock is then primarily traded, equals or exceeds $4.00 per share (the "Trigger Price") for at least 30 consecutive trading days at any time and from time to time during the term of this Option, the Company shall have the right to require the exercise of this Option in accordance with the provisions of paragraph 7 by providing written notice to Optionee certifying that such condition has been met within five (5) days of the end of such 30 day period.

     4. Shareholder's Rights. The Optionee shall have the rights of a shareholder only with respect to Shares fully paid for by Optionee under this Option.

     5.   Adjustment of Exercise Price and Number of Shares.

          (a) The number of Shares purchasable on the exercise of this Option, the Exercise Price, and the Trigger Price for purposes of paragraphs 3 and 7 of this Option, shall be adjusted appropriately from time to time as follows:

               (i) In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in Common Stock, rights to purchase Common Stock, or securities convertible into Common Stock or shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Option shall be adjusted so that the holder shall be entitled to purchase the kind and number of Shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this paragraph
          (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

               (ii) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Option; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (iii) Whenever the number of Shares purchasable on the exercise of this Option is adjusted, as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Option immediately prior to such adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

               (iv) Whenever the number of Shares purchasable on the exercise of this Option or the Exercise Price of such Shares are adjusted, as herein provided, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the Optionee of this Option notice of such adjustment or adjustments and shall deliver a resolution of the board of directors of the Company setting forth the number of Shares purchasable on the exercise of this Option and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

               (v) All such adjustments shall be made by the board of directors of the Company, which shall be binding on the Optionee in the absence of demonstrable error.

          (b)  No adjustments shall be made in connection with:

               (i)  the issuance of any Shares on the exercise of this Option;

               (ii) the conversion of shares of preferred stock;

               (iii) the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire Common Stock;

               (iv) the issuance of additional Shares or other securities on account of the anti-dilution provisions contained in or relating to this Option or any other option, warrant, or right to acquire Common Stock;


               (v) the purchase or other acquisition by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock; or

               (vi) the sale or issuance by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock or other securities pursuant to options, warrants, or other rights to acquire Common Stock or other securities.

     6.   Notice of Certain Events.  In the event of:

     (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

     (c) any voluntary or involuntary dissolution, liquidation, or winding up of the Company, the Company will mail to the Optionee(s) of this Option, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

     7. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option, by delivery of this Option together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of Shares which the Optionee then elects to purchase and payment made in any of the following ways at the election of the Optionee:

          (a) If the Optionee decides to exercise the Option and make payment, in whole or in part, for the Common Stock, by the delivery of shares of Common Stock of the Company already owned by the Optionee, Optionee shall surrender or transfer to the Company, in a form satisfactory to it, such shares of Common Stock valued at their fair market value as quoted on Nasdaq, which shall mean the closing bid quotation for such stock on the close of business on the trading day last preceding the date of exercise of such Option, or, if not included in the Nasdaq system, shall mean the closing bid quotation for such stock as determined by the Company through any other reliable means of determination available on the close of business on the trading day last preceding the date of exercise of such Option; provided that, if the Company elects to require the exercise of this Option in accordance with the provisions of paragraph 3, the fair market value shall be deemed to be the Trigger Price.

          (b) If the Optionee decides to exercise the Option in whole or in part, and make payment, in whole or in part, for the Common Stock by the delivery of options or other rights to purchase shares of Common Stock, whether such options consist of the Options represented hereby or other options or rights to purchase Common Stock, Optionee shall surrender or transfer to the Company, in form satisfactory to it, such options or rights to purchase Common Stock, valued at the amount by which the market value of the Common Stock subject to such options or other rights, as determined in accordance with the provisions of subparagraph (a) above, exceeds the exercise or purchase price provided in such options or rights (but not to exceed the Trigger Price).

     As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the Shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such Shares of Common Stock shall be issued in the name of the Optionee, and shall be delivered to the Optionee. To the extent required by the terms of this Option, all Common Stock shall be issued only upon receipt by the Company of the Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Shares subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of Shares with respect to which this Option shall not have been exercised and expiring on the same date as the original Option.


     8. Availability of Common Stock. During the term of this Option, the Company shall at all times keep available the number of Shares of Common Stock required to satisfy the Option.

     9. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

     10. Registration. The Company will utilize its best efforts to file and maintain the effectiveness of a registration statement on form S-8 with the Securities and Exchange Commission covering the issuance of the Shares issuable on exercise of this option and to maintain the effectiveness of such registration statement or a subsequent registration statement or other qualification in order to permit the exercise of this Option as set forth herein, although, there is no guaranty that such registration statement will be effective when the Option is exercised. If no registration statement is effective on the date of exercise of this Option, the Shares will not be issued unless and until there is available to the Company evidence, including representations from the Optionee, that such Shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Shares.


     11. Restrictions on Transfer. The Option and the Shares subject to the Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency as contemplated by the last preceding paragraph, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in come cases, under the applicable state securities acts, or, if not registered, (ii) only if pursuant to an exemption from such registration requirements and only after the Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after two years following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before the Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

     THE SECURITIES REPRESENTED BY THIS OPTION, AGREEMENT, OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

     The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel of the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

     12. Assignment of Option. This Option may not be assigned by the Optionee without the prior written consent of the Company. Upon any such assignment, the Company, upon request and upon surrender of this Option by the Optionee at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Option on the books of the Company. If the assignment is in whole, the Company shall execute and deliver a new option of like tenor to this Option to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Shares of Common Stock purchasable hereunder as of the date of such assignment; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new option of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Shares of Common Stock as shall be contemplated by any such agreement, and shall concurrently execute and deliver to the Optionee a new option of like tenor to this Option evidencing the right to purchase the remaining portion of the Shares of Common Stock purchasable hereunder which have not been transferred to the assignee. On such transfer, every holder hereof agrees that the Company may deem and treat the registered holder of this Option as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

     13. Withholding. If the grant or exercise of this Option is subject to withholding or other trust fund payment requirements of the Internal Revenue Code or applicable state or local laws, such requirements may, to the extent permitted by the then governing provisions of the Code, be met, at the election of the Optionee by delivering shares of common stock or canceling options or other rights to acquire common stock, all with a fair market value equal to such requirements or by the payment to the Internal Revenue Service by the Optionee of any amounts necessary to avoid the imposition of late payment penalties on the Optionee with respect to Optionee's potential tax obligation. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Securities Exchange Act of 1934, as amended, payment of the withholding and other trust funds requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Securities Exchange act of 1934, as amended, or an amendment or successor rule of like tenor. Notwithstanding anything in the foregoing to the contrary, the Company shall be entitled to be reimbursed in cash by the Optionee for all amounts for which the Company may be liable in respect of any such withholding taxes and in the absence of any such reimbursement may withhold shares of common stock issuable upon such exercise in satisfaction of its obligations, if any, as a withholding agent.

     14. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

     EFFECTIVE as of the date first above written.

                                   SURGICAL TECHNOLOGIES, INC.


                                   By
                                        Rex D. Crosland, President
Attest:

Jana K. Meyer, Secretary
                                                                       EXHIBIT A


                                FORM OF EXERCISE
                  (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)



TO:  SURGICAL TECHNOLOGIES, INC.


     The undersigned, the owner of the attached Option, hereby irrevocably elects to exercise the purchase rights represented by the Option for, and to
purchase thereunder,            shares of Common Stock of Surgical Technologies,
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Inc..  Enclosed is payment in the amount of $       , the exercise price of the
                                             -------
Common Stock to be acquired, in the form of [insert description of manner of payment]
                                                                            .
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Please have the certificate(s) registered in the name of
                                     , social security no.
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and delivered to the following address:
  .  If this exercise does not include all of the Common Stock covered by the
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attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

     DATED this      day of               , 199  .
                ----        --------------     --




                                   Signature of Optionee (Signature must be guaranteed by a bank or securities broker-dealer)
Signature Guarantee:

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